Capital City Bank Group, Inc.

Reports First Quarter 2023

Results
TALLAHASSEE, Fla.

(April 24, 2023) – Capital City Bank Group, Inc. (NASDAQ: CCBG) today reported net income attributable
to common shareowners

of $15.0 million, or $0.88 per diluted share, for the first quarter of 2023 compared to $11.7

million, or $0.68
per diluted share, for the fourth quarter of 2022, and $8.5 million, or

$0.50 per diluted share, for the first quarter of 2022.

QUARTER HIGHLIGHTS (1
st

Quarter 2023 versus 4th Quarter 2022)
●
Strong growth

in net interest income of 6% - net interest

margin percentage

grew 28 basis points to 4.04% - deposit interest
expense was well controlled at 26 basis points (total

deposits) and 46 basis points (interest bearing deposits)

●
Loan growth of $143 million, or 5.9% (average)

and $112 million, or 4.4%

(end of period)
●
Average quarterly deposit growth

of $14 million, or 0.4%,

and a decline of $115

million, or 2.9%,

in period end balance, which
reflected a normal seasonal reduction

of $88 million in public fund balances

●
Continued strong credit

quality metrics – allowance coverage ratio increased

to 1.01%

●
Noninterest income increased

$1.3

million, or 6.1%, due to higher mortgage banking revenues at Capital

City Home Loans
(“CCHL”)

●
Noninterest expense decreased

$1.8 million, or 4.3%, and reflected no pension settlement expense for the quarter compared to
$1.8 million for the prior quarter – expenses

(excluding pension settlement expense) were favorably

impacted by a $1.8 million
gain from the sale of a banking office that

was offset by higher payroll taxes (annual re

-set), performance-based compensation,
and the addition of two new offices during the first quarter
●
Tangible

book value per share increased

$1.00, or 5.7%, primarily due to strong

earnings and a favorable valuation adjustment
for available for sale securities

“The strength and flexibility of our balance sheet – particularly the diversity and granularity of our core deposit franchise – was
evident during a volatile quarter for the industry,”

said William G. Smith, Jr.,

Chairman, President, and CEO of Capital City Bank
Group. “Continued margin expansion and loan growth

were the primary drivers of our strong performance, which resulted in tangible book value per share growth of 5.7%. While there remains uncertainty around the possibility of a near-term recession or
economic slowing, I feel good about our positioning and optimistic about our full-year performance.”

Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the first quarter of 2023 totaled $40.5 million, compared to $38.2 million for the fourth
quarter of 2022, and $24.8 million for the first quarter of 2022.

Compared to both prior periods, the increase reflected strong loan growth and higher interest rates across a majority of our earning assets, partially offset by higher deposit costs.

Our net interest margin for the first quarter of 2023 was 4.04%, an increase of 28 basis points over the fourth quarter of 2022 and
149 basis points over the first quarter of 2022, both driven by higher interest rates and an overall improved earning asset mix.

For
the first quarter of 2023, our cost of funds was 35 basis points, an increase of four basis points over the fourth quarter of 2022 and 27
basis points over the first quarter of 2022.

Our cost of interest-bearing deposits was 46 basis points, 35 basis points, and 4 basis points,

respectively, for the same periods.

Our total cost of deposits (including noninterest bearing accounts) was

26 basis points, 20
basis points, and 2 basis points, respectively,

for the same periods.

Provision for Credit Losses

We recorded

a provision for credit losses of $3.1 million for the first quarter of 2023 compared to $3.5 million for the fourth quarter
of 2022 and no provision for the first quarter of 2022.

The decrease in the provision compared to the fourth quarter of 2022 was primarily attributable to a lower level of loan growth.

The credit loss provision for the first quarter of 2022 generally reflected lower required reserves needed post-pandemic.

We discuss the allowance

for credit losses further below.

Noninterest Income and Noninterest

Expense
Noninterest income for the first quarter of 2023

totaled $22.2 million compared to $21.0 million for the fourth quarter of

2022 and
$25.8 million for the first quarter of 2022.

The $1.2 million increase over the fourth quarter of 2022 was primarily attributable to
higher mortgage banking revenues at CCHL of $1.5

million partially offset by lower deposit fees $0.3

million.

The increase in
mortgage banking revenues reflected a higher level of rate locks and gain on sale margin.

The decrease in deposit fees was partially
attributable to two less processing days in the first quarter.

Compared to the first quarter of 2022, the $3.6 million decrease reflected lower wealth management fees of $2.1 million and mortgage banking revenues of $1.9 million, partially offset by higher
other income of $0.5 million.

The decrease in wealth management fees was due to lower insurance commission revenues which
reflected higher than normal revenues in the first quarter of 2022 related to the closing of several large insurance policies.

The
decline in mortgage banking revenues was attributable to a

lower level of rate locks and gain on sale margin.

Additional
information on our mortgage banking operation is provided in our first quarter investor presentation.

The increase in other income
was primarily due to higher loan servicing income and miscellaneous income.

Noninterest expense for the first quarter of 2023

totaled $40.5 million compared to $42.3 million for the fourth quarter of 2022

and
$39.2 million for the first quarter of 2022.

Compared to the fourth quarter of 2022, the $1.8 million decrease reflected lower other
expense of $2.4 million that was partially offset by

an increase in occupancy expense of $0.5 million and compensation expense of
$0.1 million.

The reduction in other expense reflected lower other real estate expense of $1.6 million which was due to a $1.8
million gain from the sale of a banking office.

Further, pension expense (non-service-related

component)

for the first quarter of
2023 totaled $0.2 million compared to $1.1 million for the fourth quarter of 2022 which included a $1.8 million pension settlement
charge.

The increase in occupancy expense reflected higher expenses related to three recently opened full-service offices and the
re-location of one office.

The slight increase in compensation expense reflected an increase in salary expense of $0.5 million due to
higher payroll taxes (annual re-set) that was partially offset by a decrease in associate benefit expense of $0.4 million due to lower pension plan service cost.

Compared to the first quarter of 2022, the $1.3 million increase reflected increases in compensation
expense of $0.8 million and occupancy expense of $0.7 million that were partially off by a decrease in other expense of $0.2
million.

The increase in compensation expense reflected an increase of $1.0 million in salary expense that was partially offset by a
$0.2 million decrease in associate benefit expense.

The addition of banking offices and staffing in new markets drove the variance
in salary and occupancy expenses.

The decrease in associate benefit expense was primarily due to a decrease in pension service
cost of $0.7 million that was partially offset by an increase in stock-based compensation expense of $0.4 million.
Income Taxes
We realized income

tax expense of $4.1 million (effective rate of 21.7%) for the first quarter of 2023 compared to $2.6 million
(effective rate of 19.6%) for the fourth quarter of 2022

and $2.2 million (effective rate of 19.8%) for the first quarter of

2022.

A
discrete tax item of $0.4 million related our SERP plan favorably impacted the effective tax rate for the fourth quarter of 2022.

Absent discrete items, we expect our annual effective tax rate to approx imate 21%-22% in 2023.

The increase in the effective tax
rate for 2023 reflects a lower level of pre-tax income from CCHL in relation to our consolidated income as the non-controlling
interest adjustment for CCHL is accounted for as a permanent tax adjustment.

Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $4.063 billion for the first quarter of 2023, an increase of $30.0 million,

or 0.7%, over the fourth
quarter of 2022, and an increase of $123.9 million, or 3.1%, over the first quarter of 2022.

The increase over both prior periods was
primarily driven by higher deposit balances (see below – Funding
).

The mix of earning assets continues to improve driven by
strong loan growth.
Average loans

held for investment (“HFI”) increased $143.0 million, or 5.9%, over the fourth quarter of 2022 and $618.8 million, or
31.5%, over the first quarter of 2022.

Period end loans increased $111.7

million, or 4.4%, over the fourth quarter of 2022 and
$651.4 million, or 32.8%, over the first quarter of 2022.

Compared to the fourth quarter of 2022, a majority of the increase was realized in the residential real estate category,

and to a lesser extent, the construction and commercial real estate mortgage categories.

Compared to the first quarter of 2022, loan growth was broad based, with increases realized in all categories except
consumer loans.

Allowance for Credit Losses
At March 31, 2023, the allowance for credit losses for HFI loans totaled

$26.5 million compared to $24.7 million at December 31,
2022 and $20.8 million at March 31, 2022.

Activity within the allowance is provided on Page 9.

The increase in the allowance was
driven primarily by loan growth.

At March 31, 2023, the allowance represented 1.01% of HFI loans compared to 0.98% at
December 31, 2022, and 1.05% at March 31, 2022.

Credit Quality
Overall credit quality remains stable.

Nonperforming assets (nonaccrual loans and other real estate) totaled $4.6 million at March
31, 2023 compared to $2.7 million at December 31, 2022 and $2.7 million at March 31, 2022.

At March 31, 2023, the increase was
primarily due to the addition of one large business loan relationship totaling $1.8 million to nonaccrual status – it is in the process of collection and is adequately secured and reserved for.

At March 31, 2023, nonperforming assets as a percent of total assets equaled
0.10%, compared to 0.06% at December 31, 2022 and 0.06% at March 31,

2022.

Nonaccrual loans totaled $4.6 million at March
31, 2023, a $2.3 million increase over December 31, 2022 and a $1.9 million increase over March 31, 2022.

Further, classified
loans totaled $12.2 million at March 31, 2023, a $7.2 million decrease from

December 31, 2022 and a $10.2 million decrease from
March 31, 2022.

Deposits
Average total

deposits were $3.817 billion for the first quarter of 2023, an increase of $14.3 million,

or 0.4%, over the fourth quarter
of 2022 and $103.3 million, or 2.8%,

over the first quarter of 2022.

Compared to the fourth quarter of 2022, the increase reflected higher NOW account balances, primarily due to a seasonal increase in our public fund deposits that occurred late in the fourth
quarter of 2022.

Compared to the first quarter of 2022, we experienced strong growth in our NOW accounts, and to a lesser degree,
our savings accounts.

Period end total deposits declined $115.4

million from the fourth quarter of 2022, and reflected lower balances in noninterest bearing accounts, NOW accounts, and savings accounts, partially offset by slight growth in money market accounts and certificates
of deposit.

The $52.2 million decline in noninterest bearing accounts

was largely due to the migration of two large

commercial
clients to an interest-bearing NOW account,

in addition to clients seeking a higher yielding investment account at Capital

City
Investments (approximately $30 million, predominantly higher balance clients).

The $47.8 million decline in the NOW account
balance was largely driven by an anticipated seasonal

decline in public fund balances of $66 million, partially offset by the
previously mentioned migration of two clients from noninterest bearing accounts.

The $20.1 million decline in the savings account
balance was primarily attributable to clients seeking higher yielding investment products outside the Bank.

The $4.5 million
increase in the money market account balance occurred also due to some migration from noninterest bearing accounts, in addition to growth in our new markets which offered a promotional

rate.

We continue

to closely monitor our cost of deposits and deposit mix
as we manage through this rising rate environment.

Additional information on the profile of our deposit base is provided in a supplement (Exhibit 99.2) to this release.
Liquidity
The Bank maintained an average net overnight funds (deposits with banks plus

FED funds sold less FED funds purchased) sold
position of $361.0 million in the first quarter of 2023 compared to $469.4 million in the fourth quarter of 2022.

The declining
overnight funds position reflected growth in average loans.

At March 31, 2023, we had the ability to generate approximately $1.

428 billion (excludes overnight funds position of $303 million)
in additional liquidity through various sources including various federal funds purchased lines, Federal Home Loan Bank
borrowings, the Federal Reserve Discount Window,

and through brokered deposits.

We also view our

investment portfolio as a liquidity source and have the option to pledge securities in our portfolio as collateral for
borrowings or deposits, and/or to sell selected securities.

Our portfolio consists of debt issued by the U.S. Treasury,

U.S.
governmental agencies, municipal governments, and corporate entities.

At March 31, 2023, the weighted-average maturity and
duration of our portfolio were 3.34 years and 2.99 years

,

respectively, and the

available-for-sale portfolio had a net unrealized pre-
tax loss of $35.0 million.
Additional information on our liquidity and investment portfolio is included in a supplement (Exhibit 99.2) to this release.
Capital
Shareowners’ equity was $411.2 million

at March 31, 2023 compared to $394.0 million at December 31, 2022 and $372.1 million at
March 31, 2022.

For the first three months of 2023, shareowners’ equity was positively impacted by net income attributable to
common shareowners of $15.0 million, a $5.6 million decrease in the unrealized loss on investment securities, the issuance of stock
of $1.8 million, and stock compensation accretion of $0.5 million.

Shareowners’ equity was reduced by common stock dividends of
$3.1 million ($0.18 per share), the repurchase of stock of $0.8 million (25,000 shares), net adjustments totaling $1.2 million related
to transactions under our stock compensation plans,

and a $0.6 million decrease in the fair value of the interest rate swap related to subordinated debt.

At March 31, 2023, our total risk-based capital ratio was 15.53% compared to 15.52% at December 31, 2022 and 16.98% at March
31, 2022.

Our common equity tier 1 capital ratio was 12.68%, 12.64%, and 13.77%, respectively,

on these dates.

Our leverage ratio
was 9.28%, 9.06%, and 8.78%, respectively,

on these dates.

At March 31, 2023, all our regulatory capital ratios exceeded the threshold to be designated as “well-capitalized” under the Basel III capital standards.

Further, our tangible common equity ratio
was 7.37% at March 31, 2023 compared to 6.79% and 6.61% at December 31,

2022 and March 31, 2022, respectively.

If our
unrealized HTM securities losses of $29.5 million (after-tax)

were recognized in accumulated other comprehensive loss, our adjusted tangible capital ratio would be 6.69%.
About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.4 billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards,

securities brokerage services and
financial advisory services, including the sale of life insurance, risk management and asset protection services.

Our bank
subsidiary, Capital City Bank,

was founded in 1895 and now has 58 banking offices and 101 ATM

s/ITMs in Florida, Georgia and
Alabama.

For more information about Capital City Bank Group, Inc., visit www.ccbg.com

.
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The words “may,” “could,” “should,”

“would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,”

“goal,” and similar expressions are intended to identify
forward-looking statements. The following factors, among others, could cause our actual results to differ: our ability to successfully
manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes; adverse
developments in the financial services industry generally,

such as the recent bank failures and any related impact on depositor behavior; the effects of changes in the level of checking or savings account deposits and the competition for deposits on our funding costs, net interest margin and ability to replace maturing deposits and advances, as necessary; the effects of actions taken

by
governmental agencies to stabilize the financial system and the effectiveness of such actions; changes in monetary and fiscal policies
of the U.S. Government; inflation, interest rate, market and monetary fluctuations;

the effects of security breaches and computer
viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our allowance for credit losses, deferred tax asset valuation and pension
plan; changes in our liquidity position; changes in accounting principles, policies,

practices or guidelines; the frequency and
magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of loan segments, geographic and industry concentrations; the strength of the United

States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends,

the payment of which is subject to our capital
requirements; changes in the securities and real estate markets; structural changes in the markets for origination, sale and servicing
of residential mortgages; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage
servicing rights related to these loans and related interest rate risk or price risk resulting from retaining mortgage servicing rights and
the potential effects of higher interest rates on our loan origination volumes; the effect of corporate restructuring, acquisitions or dispositions, including the actual restructuring and other related charges and the failure to achieve the expected gains, revenue
growth or expense savings from such corporate restructuring, acquisitions or dispositions; the effects of natural disasters, harsh
weather conditions (including hurricanes), widespread health emergencies

(including pandemics, such as the COVID-19 pandemic),
military conflict, terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate;

the willingness of clients to accept third-party
products and services rather than our products and services and vice versa; increased competition and its effect on pricing;
technological changes; the outcomes of litigation or regulatory proceedings;

negative publicity and the impact on our reputation;
changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of
our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and
Exchange

Commission; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in our Annual
Report on Form 10-K for the fiscal year ended December 31, 2022, and our other filings with the SEC, which are available at the
SEC’s internet site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the Press
Release, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ.

USE OF NON-GAAP FINANCIAL MEASURES
Unaudited
We present a tangible

common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these measures

are useful to investors because it allows
investors to more easily compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Mar 31, 2023 Dec 31, 2022 Sep 30, 2022 Jun 30, 2022 Mar 31, 2022
Shareowners' Equity (GAAP) $ 411,240 $ 394,016 $ 373,165 $ 371,675 $ 372,145
Less: Goodwill and Other Intangibles (GAAP) 93,053 93,093 93,133 93,173 93,213
Tangible Shareowners' Equity (non-GAAP) A 318,187 300,923 280,032 278,502 278,932
Total Assets (GAAP) 4,409,742 4,525,958 4,332,671 4,354,297 4,310,045
Less: Goodwill and Other Intangibles (GAAP) 93,053 93,093 93,133 93,173 93,213
Tangible Assets (non-GAAP) B $ 4,316,689 $ 4,432,865 $ 4,239,538 $ 4,261,124 $ 4,216,832
Tangible Common Equity Ratio (non-GAAP) A/B 7.37% 6.79% 6.61% 6.54% 6.61%
Actual Diluted Shares Outstanding (GAAP) C 17,049,913 17,039,401 16,998,177 16,981,614 16,962,362
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 18.66 $ 17.66 $ 16.47 $ 16.40 $ 16.44

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended
(Dollars in thousands, except per share data) Mar 31, 2023 Dec 31, 2022 Mar 31, 2022
EARNINGS
Net Income Attributable to Common Shareowners $ 14,954 $ 11,664 $ 8,455
Diluted Net Income Per Share $ 0.88 $ 0.68 $ 0.50
PERFORMANCE
Return on Average Assets 1.37% 1.06% 0.80%
Return on Average Equity 15.01 12.16 8.93
Net Interest Margin 4.04 3.76 2.55
Noninterest Income as % of Operating Revenue 35.52 35.50 51.11
Efficiency Ratio 64.48% 71.47% 77.55%
CAPITAL ADEQUACY
Tier 1 Capital

14.51% 14.53% 15.98%
Total Capital

15.53 15.52 16.98
Leverage

9.28 9.06 8.78
Common Equity Tier 1 12.68 12.64 13.77
Tangible Common Equity
(1)
7.37 6.79 6.61
Equity to Assets 9.33% 8.71% 8.63%
ASSET QUALITY
Allowance as % of Non-Performing Loans 577.63% 1,076.89% 760.83%
Allowance as a % of Loans HFI 1.01 0.98 1.05
Net Charge-Offs as % of Average Loans HFI 0.24 0.21 0.16
Nonperforming Assets as % of Loans HFI and OREO 0.17 0.11 0.14
Nonperforming Assets as % of Total Assets 0.10% 0.06% 0.06%
STOCK PERFORMANCE
High

$ 36.86 $ 36.23 $ 28.88
Low 28.18 31.14 25.96
Close $ 29.31 $ 32.50 $ 26.36
Average Daily Trading Volume 41,737 31,894 24,019
(1)

Tangible common equity ratio is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to Page 5.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2023 2022
(Dollars in thousands) First Quarter Fourth Quarter Third Quarter Second Quarter First Quarter
ASSETS
Cash and Due From Banks $ 84,549 $ 72,114 $ 72,686 $ 91,209 $ 77,963
Funds Sold and Interest Bearing Deposits 303,403 528,536 497,679 603,315 790,465
Total Cash and Cash Equivalents 387,952 600,650 570,365 694,524 868,428
Investment Securities Available for Sale 402,943 413,294 416,745 601,405 624,361
Investment Securities Held to Maturity 651,755 660,744 676,178 528,258 518,678
Other Equity Securities 1,883 10 1,349 900 855

Total Investment Securities
1,056,581 1,074,048 1,094,272 1,130,563 1,143,894
Loans Held for Sale

55,118 54,635 50,304 48,708 50,815
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 236,263 247,362 246,304 247,902 230,213
Real Estate - Construction 253,903 234,519 237,718 225,664 174,293
Real Estate - Commercial 798,438 782,557 715,870 699,093 669,110
Real Estate - Residential 827,124 721,759 573,963 478,121 368,020
Real Estate - Home Equity 207,241 208,120 202,512 194,658 188,174
Consumer 305,324 324,450 347,949 359,906 347,785
Other Loans 7,660 5,346 20,822 6,854 6,692
Overdrafts 931 1,067 1,047 1,455 1,222
Total Loans Held for Investment 2,636,884 2,525,180 2,346,185 2,213,653 1,985,509
Allowance for Credit Losses (26,507) (24,736) (22,510) (21,281) (20,756)
Loans Held for Investment, Net 2,610,377 2,500,444 2,323,675 2,192,372 1,964,753
Premises and Equipment, Net 82,055 82,138 81,736 82,932 82,518
Goodwill and Other Intangibles 93,053 93,093 93,133 93,173 93,213
Other Real Estate Owned 13 431 13 90 17
Other Assets 124,593 120,519 119,173 111,935 106,407
Total Other Assets 299,714 296,181 294,055 288,130 282,155
Total Assets $ 4,409,742 $ 4,525,958 $ 4,332,671 $ 4,354,297 $ 4,310,045
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,601,388 $ 1,653,620 $ 1,737,046 $ 1,724,671 $ 1,704,329
NOW Accounts 1,242,721 1,290,494 990,021 1,036,757 1,062,498
Money Market Accounts 271,880 267,383 292,932 289,337 288,877
Savings Accounts 617,310 637,374 646,526 639,594 614,599
Certificates of Deposit 90,621 90,446 92,853 95,899 95,204
Total Deposits 3,823,920 3,939,317 3,759,378 3,786,258 3,765,507
Short-Term Borrowings 26,632 56,793 52,271 39,463 30,865
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 463 513 562 612 806
Other Liabilities 85,878 73,675 84,657 93,319 77,323
Total Liabilities 3,989,780 4,123,185 3,949,755 3,972,539 3,927,388
Temporary Equity 8,722 8,757 9,751 10,083 10,512
SHAREOWNERS' EQUITY
Common Stock 170 170 170 170 169
Additional Paid-In Capital 37,512 37,331 36,234 35,738 35,188
Retained Earnings 405,634 393,744 384,964 376,532 370,531
Accumulated Other Comprehensive Loss, Net of Tax (32,076) (37,229) (48,203) (40,765) (33,743)
Total Shareowners' Equity 411,240 394,016 373,165 371,675 372,145
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,409,742 $ 4,525,958 $ 4,332,671 $ 4,354,297 $ 4,310,045
OTHER BALANCE SHEET DATA
Earning Assets $ 4,051,987 $ 4,182,399 $ 3,988,440 $ 3,996,238 $ 3,970,684
Interest Bearing Liabilities 2,302,514 2,395,890 2,128,052 2,154,549 2,145,736
Book Value Per Diluted Share $ 24.12 $ 23.12 $ 21.95 $ 21.89 $ 21.94
Tangible Book Value

Per Diluted Share
(1)
18.66 17.66 16.47 16.40 16.44
Actual Basic Shares Outstanding 17,022 16,987 16,962 16,959 16,948
Actual Diluted Shares Outstanding 17,050 17,039 16,998 16,982 16,962
(1)

Tangible book value per diluted share is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to Page 5.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2023 2022
(Dollars in thousands, except per share data)
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
INTEREST INCOME
Loans, including Fees $ 34,880 $ 31,916 $ 27,761 $ 24,072 $ 22,133
Investment Securities 4,924 4,847 4,372 3,840 2,896
Federal Funds Sold and Interest Bearing Deposits 4,111 4,463 3,231 1,408 409
Total Interest Income 43,915 41,226 35,364 29,320 25,438
INTEREST EXPENSE
Deposits 2,488 1,902 1,052 266 224
Short-Term Borrowings 461 690 536 343 192
Subordinated Notes Payable 571 522 443 370 317
Other Long-Term Borrowings 6 8 6 8 9
Total Interest Expense 3,526 3,122 2,037 987 742
Net Interest Income 40,389 38,104 33,327 28,333 24,696
Provision for Credit Losses 3,130 3,521 2,099 1,542 -
Net Interest Income after Provision for Credit Losses 37,259 34,583 31,228 26,791 24,696
NONINTEREST INCOME
Deposit Fees 5,239 5,536 5,947 5,447 5,191
Bank Card Fees 3,726 3,744 3,860 4,034 3,763
Wealth Management Fees 3,928 3,649 3,937 4,403 6,070
Mortgage Banking Revenues 6,995 5,497 7,116 9,065 8,946
Other

2,360 2,546 2,074 1,954 1,848
Total Noninterest Income 22,248 20,972 22,934 24,903 25,818
NONINTEREST EXPENSE
Compensation 25,636 25,565 24,738 25,383 24,856
Occupancy, Net 6,762 6,253 6,153 6,075 6,093
Other

8,057 10,469 8,919 9,040 8,284
Total Noninterest Expense 40,455 42,287 39,810 40,498 39,233
OPERATING PROFIT 19,052 13,268 14,352 11,196 11,281
Income Tax Expense 4,133 2,599 3,074 2,177 2,235
Net Income 14,919 10,669 11,278 9,019 9,046
Pre-Tax Loss (Income) Attributable to Noncontrolling Interest 35 995 37 (306) (591)
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 14,954 $ 11,664 $ 11,315 $ 8,713 $ 8,455
PER COMMON SHARE
Basic Net Income $ 0.88 $ 0.69 $ 0.67 $ 0.51 $ 0.50
Diluted Net Income 0.88 0.68 0.67 0.51 0.50
Cash Dividend

$ 0.18 $ 0.17 $ 0.17 $ 0.16 $ 0.16
AVERAGE

SHARES
Basic

17,016 16,963 16,960 16,949 16,931
Diluted

17,045 17,016 16,996 16,971 16,946

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2023 2022
(Dollars in thousands, except per share data)
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter
First
Quarter
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 24,736 $ 22,510 $ 21,281 $ 20,756 $ 21,606
Provision for Credit Losses 3,291 3,543 1,931 1,670 (79)
Net Charge-Offs (Recoveries) 1,520 1,317 702 1,145 771
Balance at End of Period $ 26,507 $ 24,736 $ 22,510 $ 21,281 $ 20,756
As a % of Loans HFI 1.01% 0.98% 0.96% 0.96% 1.05%
As a % of Nonperforming Loans 577.63% 1,076.89% 934.53% 677.57% 760.83%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 2,989 $ 3,012 $ 2,853 $ 2,976 $ 2,897
Provision for Credit Losses

(156) (23) 159 (123) 79
Balance at End of Period
(1)
2,833 2,989 3,012 2,853 2,976
ACL - DEBT SECURITIES
Provision for Credit Losses

$ (5) $ 1 $ 9 $ (5) $ -
CHARGE-OFFS
Commercial, Financial and Agricultural $ 164 $ 129 $ 2 $ 1,104 $ 73
Real Estate - Commercial 120 88 1 - 266
Real Estate - Home Equity - 160 - - 33
Consumer 1,732 976 770 533 622
Overdrafts 634 720 989 660 780
Total Charge-Offs $ 2,650 $ 2,073 $ 1,762 $ 2,297 $ 1,774
RECOVERIES
Commercial, Financial and Agricultural $ 95 $ 25 $ 58 $ 59 $ 165
Real Estate - Construction 1 - 2 - 8
Real Estate - Commercial 8 13 8 56 29
Real Estate - Residential 57 98 44 115 27
Real Estate - Home Equity 25 36 22 67 58
Consumer 571 175 260 453 183
Overdrafts 373 409 666 402 533
Total Recoveries $ 1,130 $ 756 $ 1,060 $ 1,152 $ 1,003
NET CHARGE-OFFS (RECOVERIES) $ 1,520 $ 1,317 $ 702 $ 1,145 $ 771
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.24% 0.21% 0.12% 0.22% 0.16%
CREDIT QUALITY
Nonaccruing Loans $ 4,589 $ 2,297 $ 2,409 $ 3,141 $ 2,728
Other Real Estate Owned 13 431 13 90 17
Total Nonperforming Assets ("NPAs") $ 4,602 $ 2,728 $ 2,422 $ 3,231 $ 2,745
Past Due Loans 30-89 Days

$ 5,061 $ 7,829 $ 6,263 $ 3,554 $ 3,120
Past Due Loans 90 Days or More - - - - -
Classified Loans 12,179 19,342 20,988 19,620 22,348
Nonperforming Loans as a % of Loans HFI 0.17% 0.09% 0.10% 0.14% 0.14%
NPAs as a % of Loans HFI and Other Real Estate 0.17% 0.11% 0.10% 0.15% 0.14%
NPAs as a % of

Total Assets
0.10% 0.06% 0.06% 0.07% 0.06%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
First Quarter 2023 Fourth Quarter 2022 Third Quarter 2022 Second Quarter 2022 First Quarter 2022
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 55,110 $ 644 4.74% $ 42,910 $ 581 5.38% $ 55,164 $ 486 4.82% $ 52,860 711 4.44% $ 43,004 $ 397 3.19%
Loans Held for Investment
(1)
2,582,395 34,331 5.39 2,439,379 31,418 5.11 2,264,075 27,354 4.76 2,084,679 23,433 4.53 1,963,578 21,811 4.52
Investment Securities
Taxable Investment Securities 1,061,372 4,912 1.86 1,078,265 4,835 1.78 1,117,789 4,359 1.55 1,142,269 3,834 1.34 1,056,736 2,889 1.10
Tax-Exempt Investment Securities
(1)
2,840 17 2.36 2,827 17 2.36 2,939 17 2.30 2,488 10 1.73 2,409 10 1.60
Total Investment Securities 1,064,212 4,929 1.86 1,081,092 4,852 1.78 1,120,728 4,376 1.55 1,144,757 3,844 1.34 1,059,145 2,899 1.10
Federal Funds Sold and Interest Bearing Deposits 360,971 4,111 4.62 469,352 4,463 3.77 569,984 3,231 2.25 691,925 1,408 0.82 873,097 409 0.19
Total Earning Assets 4,062,688 $ 44,015 4.39% 4,032,733 $ 41,314 4.07% 4,009,951 $ 35,447 3.51% 3,974,221 $ 29,396 2.97% 3,938,824 $ 25,516 2.63%
Cash and Due From Banks 74,639 74,178 79,527 79,730 74,253
Allowance for Credit Losses (25,637) (22,596) (21,509) (20,984) (21,655)
Other Assets 300,175 297,510 289,709 288,421 275,353
Total Assets $ 4,411,865 $ 4,381,825 $ 4,357,678 $ 4,321,388 $ 4,266,775
LIABILITIES:
Interest Bearing Deposits
NOW Accounts $ 1,228,928 $ 2,152 0.71% $ 1,133,733 $ 1,725 0.60% $ 1,016,475 $ 868 0.34% $ 1,033,190 $ 120 0.05% $ 1,079,906 $ 86 0.03%
Money Market Accounts 267,573 208 0.31 273,328 63 0.09 288,758 71 0.10 286,210 36 0.05 285,406 33 0.05
Savings Accounts 629,388 76 0.05 641,153 80 0.05 643,640 80 0.05 628,472 77 0.05 599,359 72 0.05
Time Deposits 89,675 52 0.24 92,385 34 0.15 94,073 33 0.14 95,132 33 0.14 97,054 33 0.14
Total Interest Bearing Deposits 2,215,564 2,488 0.46% 2,140,599 1,902 0.35% 2,042,946 1,052 0.20% 2,043,004 266 0.05% 2,061,725 224 0.04%
Short-Term Borrowings 47,109 461 3.97% 50,844 690 5.38% 46,679 536 4.56% 31,782 343 4.33% 32,353 192 2.40%
Subordinated Notes Payable 52,887 571 4.32 52,887 522 3.86 52,887 443 3.28 52,887 370 2.76 52,887 317 2.40
Other Long-Term Borrowings 480 6 4.80 530 8 4.80 580 6 4.74 722 8 4.54 833 9 4.49
Total Interest Bearing Liabilities 2,316,040 $ 3,526 0.62% 2,244,860 $ 3,122 0.55% 2,143,092 $ 2,037 0.38% 2,128,395 $ 987 0.19% 2,147,798 $ 742 0.14%
Noninterest Bearing Deposits 1,601,750 1,662,443 1,726,918 1,722,325 1,652,337
Other Liabilities 81,206 84,585 98,501 87,207 72,166
Total Liabilities 3,998,996 3,991,888 3,968,511 3,937,927 3,872,301
Temporary Equity 8,802 9,367 9,862 10,096 10,518
SHAREOWNERS' EQUITY: 404,067 380,570 379,305 373,365 383,956
Total Liabilities, Temporary

Equity and Shareowners' Equity
$ 4,411,865 $ 4,381,825 $ 4,357,678 $ 4,321,388 $ 4,266,775
Interest Rate Spread $ 40,489 3.77% $ 38,192 3.52% $ 33,410 3.13% $ 28,409 2.78% $ 24,774 2.49%
Interest Income and Rate Earned
(1)
44,015 4.39 41,314 4.07 35,447 3.51 29,396 2.97 25,516 2.63
Interest Expense and Rate Paid
(2)
3,526 0.35 3,122 0.31 2,037 0.20 987 0.10 742 0.08
Net Interest Margin $ 40,489 4.04% $ 38,192 3.76% $ 33,410 3.31% $ 28,409 2.87% $ 24,774 2.55%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.